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                                                                   EXHIBIT 10.35

                             STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                              VERTIS HOLDINGS, INC.
                             1999 EQUITY AWARD PLAN

          AGREEMENT, dated as of September 5, 2002, by and between Vertis Holdings, Inc. (the "Company"), and Catherine S. Leggett (the "Participant").

                              PRELIMINARY STATEMENT

          The Board of Directors of the Company (the "Board"), which administers the Vertis Holdings, Inc. 1999 Equity Award Plan (the "Plan"), has authorized this grant of a non-qualified stock option (the "Option") on September 5, 2002 (the "Grant Date") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock") set forth below to the Participant, as an Eligible Employee of the Company or an Affiliate of the Company (collectively, the Company and all such Affiliates of the Company shall be referred to as the "Employer"). Unless otherwise indicated herein, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

          Accordingly, the parties hereto agree as follows:

          1. TAX MATTERS. No part of the Option granted hereby is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2. GRANT OF OPTION. Subject in all respects to the terms and conditions of the Plan and this Option Agreement, the Participant is hereby granted an Option to purchase from the Company 3,574 shares of Common Stock, at a price per share of $31.50 (the "Option Price").

          3.   EXERCISE.

          (a) The Option shall become vested and exercisable in installments on the dates provided below, which shall be cumulative; PROVIDED, HOWEVER, that the Option shall become vested and exercisable in full on a date, if any, that the Board determines that the Company's EBITDA for the year ended December 31, 2002 is at least $244 million; PROVIDED, FURTHER that the Participant has not incurred a Termination of Employment with the Employer prior to any such date. To the extent that the Option has become vested and exercisable with respect to a percentage of shares of Common Stock granted as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Section 6.3(d) of the Plan, including, without limitation, by
(i) the filing of such written form of exercise notice, if any, as may be required by the Board, (ii) the execution and delivery by the Participant of the subscription agreement referred to in Section 7 below, and (iii) the payment in full of the Option

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Price multiplied by the number of shares of Common Stock for which the Option is so exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable. The following table indicates the dates (the "Vesting
Dates") upon which the Participant shall become vested and be entitled to exercise the Option with respect to the number of shares granted as indicated beside that date:

          Vesting Date                                Percent of Option Shares
          ------------                                ------------------------
          September 1, 2003                                  33%

          September 1, 2004                                  33%

          September 1, 2005                                  34%

There shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting and exercisability increases shall occur only on the appropriate Vesting Date.

          (b) Notwithstanding any other provision to the contrary, any portion of this Option that is not vested upon the Participant's Termination of Employment shall be canceled and be non-exercisable upon such Termination of Employment.

          4. OPTION TERM. The term of each Option shall be ten (10) years after the Grant Date, subject to earlier termination in the event of a Participant's Termination of Employment as specified in Section 5 below.

          5.   TERMINATION.

          Subject to Section 4 above and the terms of the Plan, this Option, to the extent vested at the time of a Participant's Termination of Employment, shall be exercisable as follows:

          (a) In the event of the Participant's Termination of Employment for any reason other than as described in Section 5(b) below, this Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination of Employment or (ii) the expiration of the stated term of this Option pursuant to Section 4 hereof.

          (b) In the event of the Participant's Termination of Employment for Cause or in the event of a Participant's voluntary termination at any time after an event that would be grounds for a Termination of Employment for Cause, this entire Option (whether or not vested) shall be forfeited and canceled in its entirety upon such Termination of Employment.

          6. RESTRICTION ON TRANSFER OF OPTION. The Option granted hereby shall not be transferable other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign,

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negotiate, pledge or hypothecate the Option or in the event of any levy upon the
Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

          7. RESTRICTIONS ON TRANSFER AND SALE OF SHARES. Shares of Common Stock acquired by the Participant (or his or her estate or legal representative) through the exercise of this Option shall be subject to the provisions of a subscription agreement which shall be provided to the Participant immediately prior to the earliest Vesting Date hereunder.

          8. RIGHTS AS A STOCKHOLDER. The Participant shall have no rights as a stockholder with respect to any shares covered by the Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the subscription agreement referred to in Section 7 above.

          9. PROVISIONS OF PLAN CONTROL. This Agreement is subject to all the terms, conditions and provisions of the Plan (including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board or any committee thereof and as may be in effect from time to time) and, as provided in Section 7 of this Agreement, the subscription agreement. The Plan is specifically incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

          10. NOTICES. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

          If to the Company, to:

               Vertis Holdings, Inc.
               250 W. Pratt Street, 18th Floor
               Baltimore, Maryland  21201
               Attention: Secretary

          If to the Participant, to:

               The address indicated after the Participant's signature at the end of this Agreement.

          11. NO OBLIGATION TO CONTINUE EMPLOYMENT. This Agreement is not an agreement of employment. This Agreement does not guarantee that the Employer will employ the Participant for any specific time period, nor does it modify in any respect the Employer's right to terminate or modify the Participant's employment or compensation.

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          IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

PARTICIPANT:                                      VERTIS HOLDINGS, INC.


By: /s/ Catherine S. Leggett                      By: /s/ Dean D. Durbin
    ----------------------------------            ------------------------------
Name: Catherine S. Leggett                        Name: Dean D. Durbin
Social Security No:  ###-##-####                  Title: Chief Financial Officer
Home Address:  4401 Dustin Road
               Burtonsville, Maryland  20866

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